SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) October 26, 1994


                     E. I. du Pont de Nemours and Company
            (Exact Name of Registrant as Specified in Its Charter)


            Delaware                   1-815              51-0014090
    (State or Other Jurisdiction     (Commission       (I.R.S Employer
         of Incorporation)           File Number)     Identification No.)


                              1007 Market Street
                          Wilmington, Delaware  19898
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (302) 774-1000















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Item 7.  Financial Statements and Exhibits

          In connection with Debt Securities that may be offered on a delayed or continuous basis under Registration Statements on Form S-3 (No. 33-48128 and No. 33-53327), we hereby file the following press release.


     Exhibit
     Number                        Description of Exhibit
     -------          -------------------------------------------------

       99             Copy of the Registrant's Earnings Press Release,
                        dated October 26, 1994









































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                                  SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 E. I. DU PONT DE NEMOURS AND COMPANY
                                             (Registrant)




                                           /s/ D. B. Smith
                                 ------------------------------------
                                             D. B. Smith
                                         Assistant Controller




October 26, 1994

























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                                 EXHIBIT INDEX




Exhibit
Number                                 Description
- -------          -------------------------------------------------------

  99             Copy of the Registrant's Earnings Press Release, dated
                   October 26, 1994.







































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                                                    EXHIBIT 99



                                    Contact:  Mike Ricciuto
                                              (302) 774-2883



          WILMINGTON, Del., October 26 -- DuPont reported net income for the third quarter 1994 of $647 million, or $.95 per share, record earnings for any third quarter. This compares to a net loss of $680 million, or $1.01 per share, for the third quarter of 1993.
          Last year's third quarter included nonrecurring charges of $1.3 billion after-tax for restructurings, and tax benefits of $265 million resulting from tax law changes. The current quarter includes several offsetting nonrecurring items and tax benefits that, in total, have no effect on earnings per share. After adjusting both periods to exclude net nonrecurring charges and tax benefits, earnings were up 86 percent.
          "This marks the third consecutive quarter of significantly improved earnings, as ongoing benefits from cost reduction and growth in global markets were major contributors to the bottom line," said Chairman Edgar S. Woolard Jr. "As a result, we are on track to achieve record earnings for the year. This performance confirms that transformation efforts to make all of our businesses globally competitive are working. We are very pleased with the accomplishments our people have made this year on many fronts -- business growth, continued cost reduc-tion, productivity improvements and strong cash generation -- and importantly, we see opportunity for continued improvements in the future."

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


          Earnings improved in all chemical and specialties segments, principally driven by higher sales volumes and reduced fixed costs. Further, the coal business rebounded from last year's strike-impaired results. The Petroleum segment continued to perform well in a challenging industry environment.
          Total company sales for the third quarter were $9.8 billion, up 7 percent from prior year. Petroleum segment sales were up 9 percent, principally reflecting increased U.S. refinery inputs and the impact of higher worldwide excise taxes. Combined segments other than Petroleum were up 5 percent, all from higher sales volume, as price levels, on average, were about equal to last year. The largest percentage changes in sales volume were in the European and Asian regions.
          The following compares business segment results for the third quarter of 1994 with the same period last year, excluding the impact of nonrecurring items and special tax benefits described in the accompanying segment footnotes:
          Chemicals segment earnings were $104 million, up
$58 million, or 126 percent, principally attributable to improved results for chemical specialties. Sales were up
11 percent, reflecting 9 percent higher volume and 2 percent higher prices.





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


          Fibers segment earnings were $164 million, up
$55 million, or 50 percent, principally reflecting higher sales for nylon, nonwovens, and "Lycra" spandex. Segment sales rose 6 percent, reflecting 6 percent higher sales volume, as average selling prices remained unchanged.
          Polymers segment earnings were $177 million, up
$106 million, or 149 percent from last year. Engineering polymers, packaging and industrial polymers, and elastomers all continued strong. Segment sales were up 14 percent after adjusting for the absence of a previously sold polyethylene business. The sales improvement reflects 15 percent higher volume, partly offset by 1 percent lower prices.
          Diversified Businesses segment earnings totaled
$135 million, up $129 million from last year. This reflects the recovery of coal earnings which were adversely affected last year by strikes, and higher earnings from crop protection chemicals and medical products. Segment sales were up 1 percent after adjusting for the absence of the sporting goods business which was sold last year. Sales volume was equal to last year, while prices were 1 percent higher, primarily reflecting a weaker U.S. dollar.
          Petroleum segment earnings were $172 million, down
5 percent from prior year. Upstream earnings were $84 million, 23 percent lower than last year, attributable to lower



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international gas volumes, higher worldwide exploration costs, lower U.S. natural gas prices and crude oil volumes, more than offsetting lower costs. Downstream earnings were $88 million, up 22 percent, largely reflecting higher U.S. refined product margins and refinery inputs.
          Earnings per share for the first nine months of 1994 were a record $3.05. This compares with $.48 earned in 1993. Excluding nonrecurring charges and tax benefits from both periods, year-to-date earnings were $3.12 per share versus $1.98 last year, up 58 percent. Year-to-date sales totaled $29.2 billion, 5 percent higher than prior year. In addition, strong earnings and spending controls have generated
$1.8 billion of net cash flow for the first nine months of this year.


10/26/94








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


E. I. DU PONT DE NEMOURS AND COMPANY AND CONSOLIDATED SUBSIDIARIES

                                                       Three Months Ended      Nine Months Ended
CONSOLIDATED INCOME STATEMENT<Fa>                         September 30           September 30
- ----------------------------------------------------------------------------------------------------
(Dollars in millions, except per share)                 1994        1993       1994        1993
- ----------------------------------------------------------------------------------------------------
SALES ............................................     $ 9,845     $ 9,231    $29,196     $27,847
Other Income .....................................         184         147        667         508
                                                       -------     -------    -------     -------
    Total ........................................      10,029       9,378     29,863      28,355
                                                       -------     ------     -------     -------
Cost of Goods Sold and Other Expenses ............       7,373       6,951     21,540      20,823
Selling, General and Administrative Expenses .....         708         782      2,081       2,331
Depreciation, Depletion and Amortization .........         797<Fb>     716      2,170<Fb>   2,076
Exploration Expenses, Including Dry Hole Costs
  and Impairment of Unproved Properties ..........          92          91        204         241
Interest and Debt Expense ........................         145         132        435         452
Restructuring Charges<Fc>.........................         -         1,835        -         1,835
                                                       -------     -------    -------     -------
    Total ........................................       9,115      10,507     26,430      27,758
                                                       -------     -------    -------     -------
EARNINGS (LOSS) BEFORE INCOME TAXES ..............         914      (1,129)     3,433         597
Provision for Income Taxes .......................         267<Fd>    (449)<Fe> 1,352<Fd>     268<Fe>
                                                       -------     -------    -------     -------

NET INCOME (LOSS) ................................     $   647     $  (680)   $ 2,081     $   329
                                                       =======     =======    =======     =======


EARNINGS (LOSS) PER SHARE OF COMMON STOCK<Ff>.....     $   .95     $ (1.01)   $  3.05     $   .48
                                                       =======     =======    =======     =======

DIVIDENDS PER SHARE OF COMMON STOCK ..............     $   .47     $   .44    $  1.35     $  1.32
                                                       =======     =======    =======     =======

<Fa>Certain reclassifications of 1993 data have been made to conform to 1994 classifications.
<Fb>Includes $115 related to write-down of certain North Sea oil properties held for sale.
<Fc>Includes charges for asset write-downs, employee separation costs, facility shutdowns, and other restructuring costs.
<Fd>Includes a benefit of $127 principally related to a favorable change in tax status resulting from a transfer of properties among certain North Sea affiliates.
<Fe>Includes a benefit of $265 resulting from tax law changes, primarily in the United Kingdom.
<Ff>Earnings per share are calculated on the basis of the following average number of common shares outstanding:
                        Nine Months Ended September 30:
                              1994 -- 679,686,654
                              1993 -- 676,367,531

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


E. I. DU PONT DE NEMOURS AND COMPANY AND CONSOLIDATED SUBSIDIARIES

                                                         Three Months Ended             Nine Months Ended
CONSOLIDATED INDUSTRY SEGMENT INFORMATION                   September 30                  September 30
- ----------------------------------------------------------------------------------------------------------------
(Dollars in millions)                                    1994          1993           1994            1993
- ----------------------------------------------------------------------------------------------------------------
SALES
- -----
Chemicals ........................................    $   983        $  884        $ 2,790        $ 2,665
Fibers ...........................................      1,677         1,588          5,044          4,565
Polymers .........................................      1,577         1,424          4,679          4,411
Petroleum ........................................      4,344         3,995         12,345         11,712
Diversified Businesses ...........................      1,264         1,340          4,338          4,494
                                                      -------        ------        -------        -------
    Total ........................................    $ 9,845        $9,231        $29,196        $27,847
                                                      =======        ======        =======        =======

AFTER-TAX OPERATING INCOME (LOSS)<Fa><Fb><Fc>
- ---------------------------------
Chemicals ........................................    $    77        $  (60)       $   261        $   100
Fibers ...........................................        164          (147)           485             65
Polymers .........................................        193           (67)           523            117
Petroleum ........................................        146           239            562            649<Fd>
Diversified Businesses ...........................        169          (582)           525<Fe>       (354)
                                                      -------        ------        -------        -------
    Total ........................................        749          (617)         2,356            577

Interest and Other Corporate
  Expenses Net of Tax ............................       (102)          (63)          (275)          (248)
                                                      -------        ------        -------        -------

NET INCOME (LOSS) ................................    $   647        $ (680)       $ 2,081        $   329
- -----------------                                     =======        ======        =======        =======

<Fa>1994 includes the following third-quarter (charges)/benefits:

      Chemicals                 $(27) (1)
      Polymers                    16  (2)
      Petroleum                  (26) (2)
      Diversified Businesses      34  (2)
                                ----
                                $ (3)
                                ====

      (1) Associated with discontinuation of certain products and asset sales and write-downs.
      (2) Reflects adjustments in estimates associated with the third quarter 1993 restructuring charge. In addition, the Petroleum segment also includes additional charges for employee separation costs, a loss of $95 from write-down of certain North Sea oil properties held for sale and a benefit of $127 principally related to a favorable change in tax status resulting from a transfer of properties among certain North Sea affiliates.


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[FN]
<Fb>1993 includes the following third-quarter charges for asset write-downs, employee separation costs, facility shutdowns, and other restructuring costs:

        Chemicals                 $  112 (1)
        Fibers                       266 (2)
        Polymers                     148 (3)
        Petroleum                    172 (4)
        Diversified Businesses       597 (5)
                                  ------
                                  $1,295
                                  ======

        (1) Includes $59 for asset write-downs and facility shutdowns for the fluorochemicals and specialty chemicals businesses.
        (2) Includes $46 for facility shutdowns and asset write-downs, primarily for the nylon business.
        (3) Includes $64 for shutdown of a portion of a polymers plant in LaPorte, Texas.
        (4) Includes $147 for asset write-downs of certain North American petroleum-producing properties.
        (5) Includes $448 for asset write-downs, primarily intangibles and facilities for the printing and publishing business.

<Fc>1993 includes a third-quarter benefit of $265 resulting from tax law changes. The Petroleum segment reflects $230, primarily due to a reduction in deferred U.K. petroleum revenue taxes, and $35 is reflected in the remaining segments.
<Fd>Includes a $21 loss from sale of petroleum-producing properties and a $32 gain from exchange of North Sea properties.
<Fe>Includes $47 charge associated with "Benlate" DF 50 fungicide recall.








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



E. I. DU PONT DE NEMOURS AND COMPANY AND CONSOLIDATED SUBSIDIARIES


                                                                      After-Tax Operating Income
CONSOLIDATED INDUSTRY SEGMENT INFORMATION             ----------------------------------------------------------
EXCLUDING IMPACT OF NONRECURRING ITEMS                   Three Months Ended             Nine Months Ended
AND TAX BENEFITS                                            September 30                  September 30
- ----------------------------------------------------------------------------------------------------------------
(Dollars in millions)                                    1994          1993           1994            1993
- ----------------------------------------------------------------------------------------------------------------
Chemicals ........................................       $ 104         $ 46          $  288          $  206
Fibers ...........................................         164          109             485             321
Polymers .........................................         177           71             507             255
Petroleum ........................................         172          181             588             580
Diversified Businesses ...........................         135            6             538             234
                                                         -----         ----          ------          ------
    Total ........................................         752          413           2,406           1,596

Less:  Interest and Other Corporate Expenses
  Net of Tax .....................................        (102)         (63)           (275)           (248)
                                                         -----         ----          ------          ------

                                                         $ 650         $350          $2,131          $1,348
                                                         =====         ====          ======          ======










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